UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period :	May 1, 2014 — April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Annual report
4|30|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Financial statements	18
Federal tax information	46
About the Trustees	47
Officers	49

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 11, 2015

Putnam Multi-Cap Core Fund

A "go anywhere" fund that invests across the widest range of U.S. stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of experience in the investment industry and has the flexibility to seek opportunities across the entire universe of publicly traded U.S. companies.

"We can invest in growth and value stocks of companies of all sizes. This is as close to a 'go anywhere' approach as you can get, and it provides me and our team of research analysts with a broad range of investment opportunities."

Gerard P. Sullivan
Portfolio Manager

The best-performing stocks change from year to year

Different types of stocks lead the market each year. Sometimes the leaders are small, fast-growing companies, while at other times, large, established, undervalued companies will outperform. The fund can invest in U.S. growth and value stocks across all company sizes, seeking opportunities even when market leadership changes.

Small-cap growth
Large-cap growth
Mid-cap value
Mid-cap growth
Small-cap value
Large-cap value
60%
45
30
15
0
-15
-30
-45
23.71%
12.65%
23.48%
11.81%
-28.92%
46.29%
29.09%
2.64%
18.51%
43.30%
14.75%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Multi-cap investing at Putnam

Putnam's suite of multi-cap equity funds also includes funds that target growth- and value-style stocks of all sizes, to give investors a streamlined approach to investing across the complete universe of U.S. stocks.

Putnam Multi-Cap Growth Fund seeks long-term capital appreciation and invests in stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund seeks capital appreciation and, as a secondary objective, current income. It invests in companies whose stocks are believed to be priced below their long-term potential.

2 Multi-Cap Core Fund

Multi-Cap Core Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Multi-Cap Core Fund (PMYAX)
Fund's benchmark
Russell 3000 Index
Fund's Lipper peer group average
Multi-Cap Core Funds
19.50
16.39
14.70
19.47
16.86
15.79
12.98
12.74
10.55
LIFE OF FUND (since 9/24/10)
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Gerard P. Sullivan

Jerry, how were conditions for stock market investors during the 12-month reporting period ended April 30, 2015?

U.S. stocks delivered solid performance, and throughout the period, the broad stock market, as measured by the S&P 500 Index, achieved and surpassed record highs several times. For the first half of the period, volatility was low and large market swings were rare, but in the latter half, investors encountered a more bumpy ride.

In October, stocks declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices. Although it felt painful at the time, I believe that pullback was relatively mild, and the market’s subsequent snapback — its V-shaped rebound — from its mid-October lows was about as sharp as I have ever seen. Stocks recovered dramatically, dipped again in early December, then surged to new record highs as 2014 came to a close. We saw some powerful gains, especially in health care and certain parts of retail and industrials.

The early months of 2015 were also positive for stocks, although gains were much smaller and the market remained choppy. Investors were concerned about the effects of an unusually harsh winter on U.S. economic growth, the impact of a strong U.S. dollar on corporate profits, and plummeting oil

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Multi-Cap Core Fund     5

prices. Despite these worries, in March, the bull market for U.S. stocks marked its sixth anniversary.

How did the fund perform for the period?

I am pleased to report that the fund delivered a return of 12.98% for class A shares at net asset value, outperforming its benchmark, the Russell 3000 Index, which returned 12.74%. In addition, the fund’s performance at net asset value outpaced, by a considerable margin, the average return of 10.55% for funds in its Lipper peer group, Multi-Cap Core Funds. The strongest-performing sectors in the fund’s portfolio were industrials and health care, while energy and technology were the weakest sectors for the period.

Within the fund’s portfolio, what were some stocks that had a negative effect on performance for the period?

A major theme for the financial markets during this time was plunging energy prices. In 2014, the price of oil dropped more than 50% from June to December, when it hit a five-year low. The decline was largely in response to greater oil supplies combined with reduced energy demand. Although lower oil prices put more money into U.S. consumers’ pockets, they had a negative effect on most stocks in the energy sector and caused volatility across global financial markets. The surplus of oil and massive price weakness hurt the stocks of many energy companies, particularly those that specialize in exploration and production.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

6     Multi-Cap Core Fund

“Today’s market still offers
opportunities for investors who
are patient and diligent in their
research.”

Jerry Sullivan

This trend is reflected in the fund’s results for the period. Among the top detractors from performance were stocks of businesses that are directly influenced by the price of oil. They included ECA Marcellus Trust, Halliburton, Whiting Canadian Holding, and EV Energy Partners. By the close of the period, ECA Marcellus, Whiting, and EV Energy had been sold from the portfolio. Outside of energy, the stock of Weight Watchers International was a disappointment. The company has struggled with membership declines, particularly because of competition from newer weight-loss initiatives, such as software, mobile applications, and devices that monitor activity and calorie intake.

Could you discuss some holdings that worked well for the fund?

The top-performing holding for the period was TubeMogul, a video advertising company. Upon its initial public offering [IPO] in July 2014, I added TubeMogul to the portfolio at a substantial discount to its original estimated IPO price range. Investors were not enthusiastic about this IPO, due in large part to doubts about the company’s profitability potential. Soon after the IPO, the stock price surged as the company reported revenue growth that exceeded expectations. A more recent earnings disappointment set the stock back a bit, but I believe TubeMogul continues to offer attractive growth potential,

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund     7

and it remained in the portfolio at the close of the period.

Energy sector weakness was also apparent in the top performers, as my decision to maintain an underweight position, versus the benchmark, in Chevron helped the fund’s relative performance. The stock of this energy giant, a component of the fund’s benchmark, performed poorly as oil prices collapsed. The biotechnology sector was a strong area for stocks during the period, due in large part to merger-and-acquisition activity. One top performer for the fund was InterMune, a biotechnology firm whose stock price advanced on the news that it was being acquired by Roche, a large Swiss pharmaceutical company. Chevron and InterMune were no longer in the portfolio at the close of the period. Also among the performance highlights was the stock of Banc of California. When I added it to the portfolio early in the period, I believed its price was very attractive and that the company was capable of stronger earnings growth as its management team became more focused.

After the sharp declines in energy stocks, what is your approach to this sector today?

In my view, we must proceed with caution because there is still potential for extreme volatility in the sector. However, I have started to inch my way back into energy holdings, selectively adding positions where I see attractive valuations. The timing may not seem ideal — many other sectors are likely to outperform in the next 12 months or so — but I am taking a longer-term perspective, and I believe my patience could pay off.

Energy is a cyclical sector, and I believe that we are at or near a cycle low. At current oil

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Multi-Cap Core Fund

price levels, few energy stocks are attractive, and there is still potential for more stock price declines. However, I believe that we will begin to see stabilization in the sector as oil production drops. Businesses have been working aggressively to cut production, and we have already seen a reduction in rig count — that is, the number of rigs pumping oil and gas. When production starts to tail off, perhaps in the second half of 2015, I believe investors’ appetite for energy stocks should return. At the same time, I believe we are likely to see increased merger-and-acquisition activity across the sector, which could lead to more investment opportunities. In the meantime, we are carefully studying company cost structures and we remain cautious with our energy sector decisions, as many balance sheets are quite challenged in this environment.

What is your outlook for the overall market and U.S. stocks in the months ahead?

For some time, U.S. investors have been preoccupied with whether — or more specifically, when — the Federal Reserve will raise short-term interest rates. The market has been focused on every word of the Fed’s recent statements, and many investors worry that rising rates will have a negative impact on stock performance. I believe the Fed will, and should, raise rates. This decision may cause short-term volatility, but ultimately it will happen for the right reasons. I don’t believe it will derail the stock market because, over time, a strong market depends on an economy that is healing and interest rates that are returning to more normalized levels.

U.S. equity investors have had some pretty good years — the S&P 500 Index just delivered its ninth consecutive quarterly gain and the current bull market just marked its sixth anniversary. Despite this lengthy rally and fewer inexpensive stocks to choose from, I believe there are still opportunities for investors who are patient and diligent in their research.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

Multi-Cap Core Fund     9

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Multi-Cap Core Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	126.87%	113.82%	119.22%	117.22%	119.21%	119.21%	121.70%	113.94%	124.30%	129.46%
Annual average	19.50	17.97	18.61	18.37	18.61	18.61	18.90	17.98	19.20	19.79
3 years	70.51	60.71	66.83	63.83	66.77	66.77	68.04	62.16	69.25	71.82
Annual average	19.47	17.13	18.60	17.89	18.59	18.59	18.89	17.48	19.17	19.77
1 year	12.98	6.48	12.16	7.16	12.14	11.14	12.43	8.49	12.66	13.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/15

	Russell 3000 Index	Lipper Multi-Cap Core Funds category average*
Life of fund	101.02%	88.59%
Annual average	16.39	14.70
3 years	59.60	55.56
Annual average	16.86	15.79
1 year	12.74	10.55

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, and life-of-fund periods ended 4/30/15, there were 755, 670, and 597 funds, respectively, in this Lipper category.

Multi-Cap Core Fund     11

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/24/10 to 4/30/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $21,922 ($21,722 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $21,921, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,394. A $10,000 investment in the fund’s class R and Y shares would have been valued at $22,430 and $22,946, respectively.

Fund price and distribution information For the 12-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.063		—	$0.014	$0.047		$0.050	$0.079
Capital gains
Long-term gains	0.052		$0.052	0.052	0.052		0.052	0.052
Short-term gains	0.170		0.170	0.170	0.170		0.170	0.170
Total	$0.285		$0.222	$0.236	$0.269		$0.272	$0.301
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
4/30/14	$16.17	$17.16	$15.91	$15.88	$16.03	$16.61	$16.16	$16.20
4/30/15	17.98	19.08	17.62	17.57	17.75	18.39	17.93	18.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Multi-Cap Core Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	125.60%	112.63%	118.10%	116.10%	118.21%	118.21%	120.58%	112.86%	123.18%	128.18%
Annual average	19.73	18.17	18.83	18.59	18.85	18.85	19.13	18.20	19.44	20.03
3 years	67.27	57.65	63.58	60.58	63.61	63.61	64.91	59.14	66.12	68.55
Annual average	18.71	16.39	17.83	17.10	17.83	17.83	18.14	16.75	18.43	19.01
1 year	12.01	5.57	11.17	6.17	11.21	10.21	11.44	7.54	11.75	12.34

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 4/30/14*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%
Total annual operating expenses for the fiscal year ended 4/30/14	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%
Annualized expense ratio for the six-month period ended 4/30/15†	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/15.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Multi-Cap Core Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.62	$9.40	$9.40	$8.14	$6.88	$4.36
Ending value (after expenses)	$1,042.20	$1,038.10	$1,037.80	$1,039.30	$1,040.30	$1,043.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.56	$9.30	$9.30	$8.05	$6.80	$4.31
Ending value (after expenses)	$1,019.29	$1,015.57	$1,015.57	$1,016.81	$1,018.05	$1,020.53

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Multi-Cap Core Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Core Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Multi-Cap Core Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Core Fund     17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Multi-Cap Core Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from September 24, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 11, 2015

Multi-Cap Core Fund     19

The fund’s portfolio 4/30/15

COMMON STOCKS (96.1%)*	Shares	Value
Aerospace and defense (3.5%)
Airbus Group NV (France)	11,050	$767,337
Boeing Co. (The)	8,433	1,208,786
Bombardier, Inc. Class B (Canada)	749,257	1,515,281
Curtiss-Wright Corp.	4,174	304,952
General Dynamics Corp.	15,268	2,096,602
Honeywell International, Inc.	10,321	1,041,595
L-3 Communications Holdings, Inc.	13,483	1,549,332
Northrop Grumman Corp.	20,377	3,138,873
Raytheon Co.	8,874	922,896
Spirit AeroSystems Holdings, Inc. Class A †	14,614	743,706
TransDigm Group, Inc.	6,885	1,460,515
United Technologies Corp.	6,926	787,833
		15,537,708
Airlines (1.2%)
Alaska Air Group, Inc.	14,156	906,833
Copa Holdings SA Class A (Panama)	2,669	295,965
Delta Air Lines, Inc.	24,428	1,090,466
JetBlue Airways Corp. †	53,303	1,094,311
Southwest Airlines Co.	26,426	1,071,839
United Continental Holdings, Inc. †	11,603	693,163
		5,152,577
Auto components (1.0%)
Delphi Automotive PLC (United Kingdom)	22,879	1,898,957
Lear Corp.	11,334	1,258,414
Magna International, Inc. (Canada)	22,196	1,119,344
		4,276,715
Automobiles (0.7%)
Fiat Chrysler Automobiles NV (United Kingdom) † S	63,716	939,811
Ford Motor Co.	63,871	1,009,162
General Motors Co.	28,789	1,009,342
		2,958,315
Banks (6.5%)
Banc of California, Inc.	34,200	424,080
Bank of America Corp.	226,345	3,605,676
C1 Financial, Inc. † S	41,570	778,190
Citigroup, Inc.	75,987	4,051,627
Citizens Financial Group, Inc.	84,200	2,193,410
First BanCorp. (Puerto Rico) †	29,196	175,468
Fulton Financial Corp.	20,198	245,608
Huntington Bancshares, Inc.	7,047	76,530
Investors Bancorp, Inc.	32,250	381,840
JPMorgan Chase & Co.	104,859	6,633,380
KeyCorp	65,452	945,781
Old National Bancorp	13,131	179,369
Pacific Premier Bancorp, Inc. †	7,006	109,714
PacWest Bancorp	11,487	518,064
PNC Financial Services Group, Inc.	11,861	1,088,010
SunTrust Banks, Inc.	21,327	885,071

20     Multi-Cap Core Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Banks cont.
Virgin Money Holdings UK PLC (United Kingdom) †	231,986	$1,400,163
Wells Fargo & Co.	96,525	5,318,528
		29,010,509
Beverages (1.5%)
Coca-Cola Co. (The)	21,892	887,940
Coca-Cola Enterprises, Inc.	27,842	1,236,463
Dr. Pepper Snapple Group, Inc.	11,612	866,023
Monster Beverage Corp. †	2,884	395,425
PepsiCo, Inc.	32,266	3,069,142
		6,454,993
Biotechnology (3.1%)
AMAG Pharmaceuticals, Inc. †	30,271	1,542,913
Amgen, Inc.	20,249	3,197,520
ARIAD Pharmaceuticals, Inc. †	69,406	601,750
Biogen, Inc. †	4,185	1,564,897
Celgene Corp. †	12,840	1,387,490
Gilead Sciences, Inc. †	46,858	4,709,698
United Therapeutics Corp. †	6,111	975,866
		13,980,134
Building products (0.4%)
AO Smith Corp.	13,355	853,385
Assa Abloy AB Class B (Sweden)	8,709	503,437
CaesarStone Sdot-Yam, Ltd. (Israel) S	5,548	328,664
		1,685,486
Capital markets (3.1%)
AllianceBernstein Holding LP (Partnership shares)	20,336	637,534
Ameriprise Financial, Inc.	6,151	770,597
Blackstone Group LP (The)	23,179	949,412
Carlyle Group LP (The)	39,344	1,187,795
Charles Schwab Corp. (The)	17,052	520,086
E*Trade Financial Corp. †	18,436	530,772
Goldman Sachs Group, Inc. (The)	10,520	2,066,338
KKR & Co. LP	36,833	829,111
Legg Mason, Inc.	22,576	1,188,626
Morgan Stanley	57,017	2,127,304
Oaktree Capital Group, LLC (Units)	5,579	298,365
Och-Ziff Capital Management Group, LLC Class A	29,018	374,622
State Street Corp.	21,527	1,660,162
Virtu Financial, Inc. Class A †	30,000	641,700
		13,782,424
Chemicals (2.3%)
Axalta Coating Systems, Ltd. †	25,149	771,571
CF Industries Holdings, Inc.	1,449	416,544
Dow Chemical Co. (The)	7,832	399,432
E.I. du Pont de Nemours & Co.	15,771	1,154,437
Huntsman Corp.	55,079	1,269,571
LyondellBasell Industries NV Class A	12,776	1,322,572
Monsanto Co.	11,722	1,335,839
Rayonier Advanced Materials, Inc.	42,315	707,084

Multi-Cap Core Fund     21

COMMON STOCKS (96.1%)* cont.	Shares	Value
Chemicals cont.
Sherwin-Williams Co. (The)	5,807	$1,614,346
Symrise AG (Germany)	16,929	1,034,422
		10,025,818
Commercial services and supplies (2.2%)
ABM Industries, Inc.	13,591	435,592
ADT Corp. (The) S	16,654	626,190
Deluxe Corp.	19,369	1,254,143
Elis SA (France) †	84,426	1,716,418
KAR Auction Services, Inc.	16,206	603,025
MiX Telematics, Ltd. ADR (South Africa) † S	10,935	76,545
Progressive Waste Solutions, Ltd. (Canada)	45,773	1,323,297
Tyco International PLC	38,667	1,522,706
Waste Management, Inc.	28,822	1,427,554
West Corp.	30,000	928,500
		9,913,970
Communications equipment (1.5%)
ARRIS Group, Inc. †	21,299	717,244
Cisco Systems, Inc.	93,231	2,687,850
CommScope Holding Co., Inc. †	40,083	1,182,849
QUALCOMM, Inc.	30,593	2,080,324
		6,668,267
Construction and engineering (—%)
Quanta Services, Inc. †	2,845	82,249
		82,249
Consumer finance (1.0%)
Capital One Financial Corp.	27,880	2,254,098
Discover Financial Services	39,810	2,307,786
		4,561,884
Containers and packaging (0.4%)
Berry Plastics Group, Inc. †	41,756	1,428,890
Graphic Packaging Holding Co.	39,302	554,158
		1,983,048
Diversified consumer services (0.1%)
Weight Watchers International, Inc. † S	27,537	235,441
		235,441
Diversified financial services (0.5%)
Berkshire Hathaway, Inc. Class B †	1,819	256,861
Capitol Acquisition Corp. II †	36,225	401,735
Voya Financial, Inc.	41,884	1,773,369
		2,431,965
Diversified telecommunication services (1.3%)
AT&T, Inc.	39,928	1,383,106
CenturyLink, Inc.	39,546	1,422,074
Iridium Communications, Inc. † S	92,237	938,050
Verizon Communications, Inc.	38,942	1,964,234
		5,707,464
Electric utilities (1.1%)
American Electric Power Co., Inc.	11,382	647,294
Duke Energy Corp.	15,379	1,192,949
Edison International	19,933	1,214,717
Entergy Corp.	21,835	1,685,225
		4,740,185

22     Multi-Cap Core Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Electronic equipment, instruments, and components (0.5%)
CDW Corp. of Delaware	5,293	$202,828
Corning, Inc.	61,354	1,284,139
Flextronics International, Ltd. †	65,427	754,046
		2,241,013
Energy equipment and services (1.2%)
Cameron International Corp. †	18,140	994,435
Halliburton Co.	48,026	2,350,873
Nabors Industries, Ltd.	41,772	697,592
Schlumberger, Ltd.	12,372	1,170,515
U.S. Silica Holdings, Inc. S	6,538	244,194
		5,457,609
Food and staples retail (2.6%)
Costco Wholesale Corp.	14,079	2,014,001
CVS Health Corp.	55,767	5,537,105
Kroger Co. (The)	29,998	2,067,162
Wal-Mart Stores, Inc.	15,716	1,226,634
Walgreens Boots Alliance, Inc.	10,537	873,833
		11,718,735
Food products (0.9%)
Archer-Daniels-Midland Co.	14,171	692,678
Cal-Maine Foods, Inc. S	9,142	408,739
Keurig Green Mountain, Inc.	5,884	684,721
Pinnacle Foods, Inc.	52,664	2,135,525
		3,921,663
Gas utilities (0.4%)
UGI Corp.	55,117	1,918,623
		1,918,623
Health-care equipment and supplies (1.5%)
Becton Dickinson and Co.	6,234	878,184
Boston Scientific Corp. †	76,911	1,370,554
C.R. Bard, Inc.	3,715	618,845
Cooper Cos., Inc. (The)	1,421	253,037
Edwards Lifesciences Corp. †	11,472	1,452,929
GenMark Diagnostics, Inc. †	3,167	30,403
Halyard Health, Inc. † S	736	35,681
Medtronic PLC	17,662	1,314,936
Stryker Corp.	6,935	639,684
		6,594,253
Health-care providers and services (3.5%)
Aetna, Inc.	10,637	1,136,776
AmerisourceBergen Corp.	15,053	1,720,558
AmSurg Corp. †	7,891	494,924
Anthem, Inc.	8,884	1,340,862
Cardinal Health, Inc.	17,188	1,449,636
Cigna Corp.	4,830	602,011
Civitas Solutions, Inc. †	30,000	562,500
Express Scripts Holding Co. †	691	59,702
HCA Holdings, Inc. †	34,330	2,540,763
HealthSouth Corp.	34,222	1,547,519
Humana, Inc.	2,908	481,565
LifePoint Hospitals, Inc. †	12,923	967,674

Multi-Cap Core Fund     23

COMMON STOCKS (96.1%)* cont.	Shares	Value
Health-care providers and services cont.
Premier, Inc. Class A †	6,658	$252,338
Surgical Care Affiliates, Inc. †	35,000	1,319,500
UnitedHealth Group, Inc.	9,772	1,088,601
		15,564,929
Health-care technology (0.1%)
Castlight Health, Inc. Class B † S	42,183	317,638
		317,638
Hotels, restaurants, and leisure (2.3%)
Bloomin’ Brands, Inc.	32,530	737,130
Carrols Restaurant Group, Inc. †	177,979	1,608,930
Compass Group PLC (United Kingdom)	26,923	477,270
Extended Stay America, Inc. (Unit)	11,471	232,402
Las Vegas Sands Corp.	25,360	1,341,037
McDonald’s Corp.	320	30,896
Peak Resorts, Inc.	103,650	693,419
Penn National Gaming, Inc. †	105,921	1,703,210
Restaurant Brands International LP (Units) (Canada)	131	5,123
Starbucks Corp.	19,870	985,155
Vail Resorts, Inc.	8,763	869,377
Wyndham Worldwide Corp.	10,375	886,025
Yum! Brands, Inc.	7,040	605,158
		10,175,132
Household durables (0.7%)
Leggett & Platt, Inc.	24,930	1,058,777
New Home Co., Inc. (The) †	3,661	54,329
UCP, Inc. Class A †	47,688	412,978
WCI Communities, Inc. †	39,591	920,491
Whirlpool Corp.	4,171	732,428
		3,179,003
Household products (0.9%)
Energizer Holdings, Inc.	6,791	927,786
Kimberly-Clark Corp.	7,544	827,501
Procter & Gamble Co. (The)	23,972	1,906,014
Spectrum Brands Holdings, Inc.	5,319	486,316
		4,147,617
Independent power and renewable electricity producers (0.4%)
NRG Energy, Inc.	65,186	1,645,295
		1,645,295
Industrial conglomerates (0.6%)
3M Co.	12,230	1,912,650
Danaher Corp.	5,016	410,710
General Electric Co.	5,580	151,106
Siemens AG (Germany)	2,455	268,715
Toshiba Corp. (Japan)	35,000	139,968
		2,883,149
Insurance (3.9%)
Allstate Corp. (The)	14,175	987,431
American International Group, Inc.	84,702	4,767,876
Amtrust Financial Services, Inc. S	15,329	911,616
Assured Guaranty, Ltd.	52,756	1,371,128
Chubb Corp. (The)	8,972	882,396

24     Multi-Cap Core Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Insurance cont.
Genworth Financial, Inc. Class A †	31,020	$272,666
Hartford Financial Services Group, Inc. (The)	56,637	2,309,090
Lincoln National Corp.	22,800	1,287,972
MetLife, Inc.	45,662	2,342,004
Prudential PLC (United Kingdom)	43,580	1,087,553
Travelers Cos., Inc. (The)	11,005	1,112,716
		17,332,448
Internet and catalog retail (1.1%)
Amazon.com, Inc. †	3,840	1,619,635
Expedia, Inc.	17,886	1,685,398
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1
Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private) (Brazil) † ΔΔ F	1,036	24,166
Lands’ End, Inc. †	21,174	622,092
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1
Priceline Group, Inc. (The) †	598	740,210
		4,691,504
Internet software and services (2.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	24,659	2,004,530
AOL, Inc. †	30,854	1,231,075
eBay, Inc. †	42,580	2,480,711
Facebook, Inc. Class A †	15,163	1,194,390
Google, Inc. Class A †	4,020	2,206,055
GrubHub, Inc. †	23,279	958,396
Hortonworks, Inc. † S	4,605	92,883
MaxPoint Interactive, Inc. †	155,000	1,142,350
Pandora Media, Inc. †	16,697	297,874
Yahoo!, Inc. †	20,460	870,880
		12,479,144
IT Services (2.3%)
Amdocs, Ltd.	14,950	823,297
CACI International, Inc. Class A †	11,007	971,258
Computer Sciences Corp.	23,244	1,498,076
DST Systems, Inc.	3,295	379,189
IBM Corp.	24,073	4,123,464
MasterCard, Inc. Class A	21,509	1,940,327
Visa, Inc. Class A	1,624	107,265
Xerox Corp.	46,919	539,569
		10,382,445
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	11,566	478,485
Mettler-Toledo International, Inc. †	3,300	1,046,133
Waters Corp. †	5,702	713,833
		2,238,451
Machinery (1.6%)
Caterpillar, Inc.	10,223	888,174
Deere & Co.	12,289	1,112,400
Manitowoc Co., Inc. (The)	27,604	544,627

Multi-Cap Core Fund     25

COMMON STOCKS (96.1%)* cont.	Shares	Value
Machinery cont.
Middleby Corp. (The) †	3,080	$312,127
Pall Corp.	5,970	581,000
Parker Hannifin Corp.	8,421	1,005,131
Stanley Black & Decker, Inc.	11,245	1,109,882
Trinity Industries, Inc.	53,019	1,436,285
		6,989,626
Media (2.7%)
CBS Corp. Class B (non-voting shares)	15,586	968,358
Charter Communications, Inc. Class A †	2,976	556,691
Comcast Corp. Class A	32,144	1,856,637
DIRECTV †	5,386	488,537
Discovery Communications, Inc. Class A †	14,246	461,001
DISH Network Corp. Class A †	5,009	338,909
Liberty Global PLC Ser. C (United Kingdom) †	26,526	1,338,237
Lions Gate Entertainment Corp.	23,509	729,014
Madison Square Garden Co. (The) Class A †	2,730	219,219
MDC Partners, Inc. Class A	26,408	552,984
SFX Entertainment, Inc. †	9,948	43,473
Time Warner Cable, Inc.	6,035	938,563
Time Warner, Inc.	21,650	1,827,477
Townsquare Media, Inc. Class A †	51,147	698,668
Walt Disney Co. (The)	7,499	815,291
		11,833,059
Metals and mining (1.3%)
AK Steel Holding Corp. † S	53,675	272,669
BHP Billiton, Ltd. ADR (Australia)	14,927	765,606
Cliffs Natural Resources, Inc. S	81,571	484,532
Freeport-McMoRan, Inc. (Indonesia)	49,661	1,155,611
Noranda Aluminum Holding Corp.	22,986	76,773
Nucor Corp.	28,694	1,401,989
Steel Dynamics, Inc.	8,876	196,426
United States Steel Corp.	59,166	1,421,167
		5,774,773
Multi-utilities (0.3%)
Public Service Enterprise Group, Inc.	27,929	1,160,171
		1,160,171
Multiline retail (1.3%)
Big Lots, Inc.	12,322	561,514
Dollar General Corp.	20,380	1,481,830
Kohl’s Corp.	25,670	1,839,256
Macy’s, Inc.	11,715	757,140
Target Corp.	17,298	1,363,601
		6,003,341
Oil, gas, and consumable fuels (6.0%)
Anadarko Petroleum Corp.	17,821	1,676,956
Antero Midstream Partners LP	30,000	750,000
Antero Resources Corp. †	18,224	807,505
Apache Corp.	9,991	683,384
Chesapeake Energy Corp. S	24,255	382,501
CONSOL Energy, Inc.	3,858	125,308

26     Multi-Cap Core Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Devon Energy Corp.	15,854	$1,081,401
Enviva Partners LP †	35,000	741,650
EOG Resources, Inc.	9,457	935,770
Exxon Mobil Corp.	60,186	5,258,451
Gaztransport Et Technigaz SA (France)	6,611	395,386
Hess Corp.	11,756	904,036
JP Energy Partners LP	33,108	453,580
MarkWest Energy Partners LP	13,431	906,055
Memorial Production Partners LP (Units)	30,071	538,872
Memorial Resource Development Corp. †	102,704	2,073,594
NuStar Energy LP	10,017	672,942
Royal Dutch Shell PLC ADR Class A (United Kingdom)	25,608	1,624,315
Suncor Energy, Inc. (Canada)	33,034	1,076,908
Total SA ADR (France)	36,203	1,958,582
USD Partners LP	22,540	327,055
Valero Energy Corp.	34,906	1,986,151
Whiting Petroleum Corp. †	31,743	1,203,377
		26,563,779
Paper and forest products (0.3%)
International Paper Co.	28,389	1,525,057
		1,525,057
Personal products (0.8%)
Avon Products, Inc. S	141,712	1,157,787
Coty, Inc. Class A †	42,309	1,011,608
Estee Lauder Cos., Inc. (The) Class A	14,646	1,190,573
		3,359,968
Pharmaceuticals (4.7%)
Actavis PLC †	3,226	912,506
Bristol-Myers Squibb Co.	19,591	1,248,534
Impax Laboratories, Inc. †	15,759	713,252
Jazz Pharmaceuticals PLC †	2,508	448,180
Johnson & Johnson	38,329	3,802,237
Merck & Co., Inc.	50,568	3,011,830
Mylan NV †	15,373	1,110,853
Perrigo Co. PLC	9,793	1,794,861
Pfizer, Inc.	161,379	5,475,589
Roche Holding AG ADR (Switzerland)	23,570	845,692
Shire PLC ADR (United Kingdom)	1,681	409,340
Zoetis, Inc.	29,511	1,310,879
		21,083,753
Real estate investment trusts (REITs) (1.0%)
Armada Hoffler Properties, Inc.	92,631	951,320
Brixmor Property Group, Inc.	16,452	385,799
CatchMark Timber Trust, Inc. Class A	84,466	979,806
Easterly Government Properties, Inc. †	106,372	1,675,359
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	20,582	391,058
Parkway Properties, Inc.	7,062	114,899
Prologis, Inc.	684	27,497
		4,525,738

Multi-Cap Core Fund     27

COMMON STOCKS (96.1%)* cont.	Shares	Value
Real estate management and development (0.2%)
Marcus & Millichap, Inc. †	16,930	$598,983
RE/MAX Holdings, Inc. Class A	14,873	502,559
		1,101,542
Road and rail (0.8%)
Genesee & Wyoming, Inc. Class A †	924	85,886
JB Hunt Transport Services, Inc.	5,027	438,354
Old Dominion Freight Line, Inc. †	4,037	287,152
Union Pacific Corp.	27,490	2,920,263
		3,731,655
Semiconductors and semiconductor equipment (2.8%)
Atmel Corp.	12,562	95,220
Broadcom Corp. Class A	45,325	2,003,592
Intel Corp.	88,855	2,892,230
Lam Research Corp.	17,042	1,288,034
Marvell Technology Group, Ltd.	52,958	741,942
Maxim Integrated Products, Inc.	14,072	461,984
Micron Technology, Inc. †	100,705	2,832,832
NVIDIA Corp.	6,892	152,968
ON Semiconductor Corp. †	54,821	631,538
Teradyne, Inc.	11,057	201,790
Texas Instruments, Inc.	19,545	1,059,534
Xilinx, Inc.	1,626	70,503
		12,432,167
Software (4.3%)
Activision Blizzard, Inc.	51,045	1,164,592
Autodesk, Inc. †	13,655	776,014
Cadence Design Systems, Inc. †	30,598	570,653
Electronic Arts, Inc. †	11,113	645,554
EnerNOC, Inc. †	12,270	135,584
Microsoft Corp.	133,914	6,513,577
Mobileye NV (Israel) †	35,472	1,591,274
Oracle Corp.	95,188	4,152,101
Red Hat, Inc. †	17,379	1,307,944
Symantec Corp.	26,182	652,586
TiVo, Inc. †	54,591	603,231
TubeMogul, Inc. † S	58,156	837,446
		18,950,556
Specialty retail (3.8%)
American Eagle Outfitters, Inc.	92,993	1,479,519
Bed Bath & Beyond, Inc. †	13,328	939,091
Best Buy Co., Inc.	27,487	952,425
Boot Barn Holdings, Inc. † S	75,000	1,861,500
Chico’s FAS, Inc.	48,988	825,938
Children’s Place, Inc. (The)	17,657	1,071,074
Conn’s, Inc. †	15,164	424,137
Gap, Inc. (The)	35,641	1,412,809
GNC Holdings, Inc. Class A	22,948	987,911
Home Depot, Inc. (The)	16,969	1,815,344
Lowe’s Cos., Inc.	16,409	1,129,924
Michaels Cos., Inc. (The) †	49,389	1,277,200

28     Multi-Cap Core Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Specialty retail cont.
Sally Beauty Holdings, Inc. †	26,718	$833,869
Select Comfort Corp. †	5,623	173,301
Tiffany & Co.	7,406	647,877
TJX Cos., Inc. (The)	18,103	1,168,368
		17,000,287
Technology hardware, storage, and peripherals (4.0%)
Apple, Inc.	79,048	9,892,857
EMC Corp.	58,690	1,579,348
Hewlett-Packard Co.	108,406	3,574,146
NetApp, Inc.	6,893	249,871
QLogic Corp. †	21,108	310,288
SanDisk Corp.	8,544	571,935
Seagate Technology PLC	14,465	849,385
Western Digital Corp.	7,503	733,343
		17,761,173
Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.	16,881	645,023
Michael Kors Holdings, Ltd. †	8,125	502,613
NIKE, Inc. Class B	13,263	1,310,915
		2,458,551
Thrifts and mortgage finance (0.2%)
Radian Group, Inc.	50,088	894,572
		894,572
Tobacco (0.6%)
Altria Group, Inc.	18,290	915,415
Lorillard, Inc.	17,515	1,223,598
Philip Morris International, Inc.	6,555	547,146
		2,686,159
Trading companies and distributors (0.1%)
HD Supply Holdings, Inc. †	18,526	611,358
		611,358
Transportation infrastructure (0.9%)
Macquarie Infrastructure Co., LLC	50,028	4,140,317
		4,140,317
Water utilities (0.1%)
American Water Works Co., Inc.	8,543	465,764
		465,764
Wireless telecommunication services (0.1%)
Sprint Corp. †	107,871	553,379
		553,379
Total common stocks (cost $408,051,273)		$427,684,548

INVESTMENT COMPANIES (0.6%)*	Shares	Value
iShares MSCI United Kingdom ETF (United Kingdom)	38,626	$742,005
SPDR S&P 500 ETF Trust	9,589	1,999,498
Total investment companies (cost $2,583,536)		$2,741,503

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value
Actavis PLC Ser. A, 5.50% cv. pfd. †	831	$831,548
American Tower Corp. $5.50 cv. pfd. † R	7,807	791,923
AmSurg Corp. Ser. A-1, $5.25 cv. pfd.	2,324	292,847

Multi-Cap Core Fund     29

CONVERTIBLE PREFERRED STOCKS (0.5%)* cont.	Shares	Value
Banc of California, Inc. $4.00 cv. pfd.	5,050	$299,162
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	285	105,450
Iridium Communications, Inc. 144A $7.00 cv. pfd.	213	25,161
Total convertible preferred stocks (cost $2,189,150)		$2,346,091

SHORT-TERM INVESTMENTS (4.9%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	8,833,250	$8,833,250
Putnam Short Term Investment Fund 0.07% L	12,870,524	12,870,524
Total short-term investments (cost $21,703,774)		$21,703,774

TOTAL INVESTMENTS
Total investments (cost $434,527,733)	$454,475,916

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $445,168,153.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $24,169, or less than 0.1% of net assets.

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $4 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

30     Multi-Cap Core Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$62,309,909	$477,270	$24,169
Consumer staples	32,289,135	—	—
Energy	31,626,002	395,386	—
Financials	71,153,366	2,487,716	—
Health care	59,779,158	—	—
Industrials	47,332,220	3,395,875	—
Information technology	80,914,765	—	—
Materials	18,274,274	1,034,422	—
Telecommunication services	6,260,843	—	—
Utilities	9,930,038	—	—
Total common stocks	419,869,710	7,790,669	24,169
Convertible preferred stocks	831,548	1,514,543	—
Investment companies	2,741,503	—	—
Short-term investments	12,870,524	8,833,250	—
Totals by level	$436,313,285	$18,138,462	$24,169
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund     31

	Statement of assets and liabilities 4/30/15
	ASSETS
	Investment in securities, at value, including $8,327,902 of securities on loan (Note 1):
	Unaffiliated issuers (identified cost $412,823,959)	$432,772,142
	Affiliated issuers (identified cost $21,703,774) (Notes 1 and 5)	21,703,774
	Dividends, interest and other receivables	290,594
	Receivable for shares of the fund sold	4,799,779
	Receivable for investments sold	7,949,843
	Prepaid assets	42,935
	Total assets	467,559,067
	LIABILITIES
	Payable for investments purchased	12,680,959
	Payable for shares of the fund repurchased	321,254
	Payable for compensation of Manager (Note 2)	191,852
	Payable for custodian fees (Note 2)	13,657
	Payable for investor servicing fees (Note 2)	123,393
	Payable for Trustee compensation and expenses (Note 2)	1,898
	Payable for administrative services (Note 2)	1,168
	Payable for distribution fees (Note 2)	107,239
	Collateral on securities loaned, at value (Note 1)	8,833,250
	Other accrued expenses	116,244
	Total liabilities	22,390,914
	Net assets	$445,168,153

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$423,737,562
	Undistributed net investment income (Note 1)	229,747
	Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,252,140
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	19,948,704
	Total — Representing net assets applicable to capital shares outstanding	$445,168,153
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($174,471,429 divided by 9,703,950 shares)	$17.98
	Offering price per class A share (100/94.25 of $17.98)*	$19.08
	Net asset value and offering price per class B share ($7,691,140 divided by 436,542 shares)**	$17.62
	Net asset value and offering price per class C share ($78,033,397 divided by 4,440,059 shares)**	$17.57
	Net asset value and redemption price per class M share ($3,574,736 divided by 201,370 shares)	$17.75
	Offering price per class M share (100/96.50 of $17.75)*	$18.39
	Net asset value, offering price and redemption price per class R share ($2,221,868 divided by 123,891 shares)	$17.93
	Net asset value, offering price and redemption price per class Y share ($179,175,583 divided by 9,930,466 shares)	$18.04
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32     Multi-Cap Core Fund

Statement of operations Year ended 4/30/15
INVESTMENT INCOME
Dividends (net of foreign tax of $18,382)	$3,666,606
Interest (including interest income of $6,085 from investments in affiliated issuers) (Note 5)	6,521
Securities lending (Note 1)	128,816
Total investment income	3,801,943
EXPENSES
Compensation of Manager (Note 2)	1,150,470
Investor servicing fees (Note 2)	406,409
Custodian fees (Note 2)	39,926
Trustee compensation and expenses (Note 2)	9,338
Distribution fees (Note 2)	638,884
Administrative services (Note 2)	5,676
Other	254,549
Total expenses	2,505,252
Expense reduction (Note 2)	(4,428)
Net expenses	2,500,824
Net investment income	1,301,119

Net realized gain on investments (Notes 1 and 3)	2,690,441
Net realized gain on foreign currency transactions (Note 1)	1,556
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	516
Net unrealized appreciation of investments during the year	15,528,876
Net gain on investments	18,221,389
Net increase in net assets resulting from operations	$19,522,508

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund     33

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 4/30/15	Year ended 4/30/14
Operations:
Net investment income	$1,301,119	$160,112
Net realized gain on investments and foreign currency transactions	2,691,997	2,407,374
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,529,392	2,475,362
Net increase in net assets resulting from operations	19,522,508	5,042,848
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(389,160)	(69,439)
Class B	—	(2,585)
Class C	(27,585)	(9,888)
Class M	(6,435)	(457)
Class R	(5,047)	(58)
Class Y	(356,029)	(41,172)
Net realized short-term gain on investments
Class A	(1,051,836)	(748,498)
Class B	(50,645)	(49,165)
Class C	(334,968)	(171,282)
Class M	(23,275)	(7,917)
Class R	(17,160)	(1,094)
Class Y	(765,721)	(327,353)
From net realized long-term gain on investments
Class A	(321,738)	(293,998)
Class B	(15,492)	(19,311)
Class C	(102,461)	(67,277)
Class M	(7,119)	(3,109)
Class R	(5,249)	(430)
Class Y	(234,220)	(128,579)
Increase from capital share transactions (Note 4)	382,221,369	29,776,154
Total increase in net assets	398,029,737	32,877,390
NET ASSETS
Beginning of year	47,138,416	14,261,026
End of year (including undistributed net investment income of $229,747 and $3,910, respectively)	$445,168,153	$47,138,416

The accompanying notes are an integral part of these financial statements.

34     Multi-Cap Core Fund

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Multi-Cap Core Fund     35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015	$16.17	.12	1.97	2.09	(.06)	(.22)	(.28)	—	$17.98	12.98	$174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	(1.44)	—	16.17	27.60	23,980	1.24[d]	.75[d]	100
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	(.66)	—[e]	13.87	18.28	9,685	1.31[d]	.85[d]	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	—[e]	12.37	2.67	5,590	1.34[d]	.83[d]	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	—[e]	12.74	29.59*	5,406	.80*[d]	.29*[d]	67*
Class B
April 30, 2015	$15.91	(.01)	1.94	1.93	—	(.22)	(.22)	—	$17.62	12.16	$7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	(1.40)	—	15.91	26.67	2,130	1.99[d]	(.04)[d]	100
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	(.58)	—[e]	13.73	17.43	273	2.06[d]	.13[d]	136
April 30, 2012	12.69	.01	.15	.16	—[e]	(.59)	(.59)	—[e]	12.26	1.86	189	2.09[d]	.07[d]	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	—[e]	12.69	29.00*	69	1.25*[d]	(.19) *d	67*
Class C
April 30, 2015	$15.88	(.01)	1.93	1.92	(.01)	(.22)	(.23)	—	$17.57	12.14	$78,033	1.89	(.08)	52
April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	(1.41)	—	15.88	26.58	8,539	1.99[d]	(.03)[d]	100
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	(.60)	—[e]	13.72	17.48	868	2.06[d]	.11[d]	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	—[e]	12.27	1.83	353	2.09[d]	.10[d]	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	—[e]	12.70	29.08*	274	1.25*[d]	(.22) *d	67*
Class M
April 30, 2015	$16.03	.03	1.96	1.99	(.05)	(.22)	(.27)	—	$17.75	12.43	$3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	(1.41)	—	16.03	26.95	164	1.74[d]	.26[d]	100
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	(.61)	—[e]	13.80	17.74	52	1.81[d]	.40[d]	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	—[e]	12.32	2.07	33	1.84[d]	.34[d]	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	—[e]	12.72	29.25*	36	1.10*[d]	(.08) *[d]	67*
Class R
April 30, 2015	$16.16	.07	1.97	2.04	(.05)	(.22)	(.27)	—	$17.93	12.66	$2,222	1.39	.42	52
April 30, 2014	13.86	.03[f]	3.67	3.70	(.05)	(1.35)	(1.40)	—	16.16	27.31	204	1.49[d]	.17[d,f]	100
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	(.63)	—[e]	13.86	18.00	16	1.56[d]	.66[d]	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	—[e]	12.36	2.40	13	1.59[d]	.59[d]	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	—[e]	12.73	29.41*	13	.95*[d]	.15*[d]	67*
Class Y
April 30, 2015	$16.20	.16	1.98	2.14	(.08)	(.22)	(.30)	—	$18.04	13.24	$179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	(1.47)	—	16.20	27.98	12,121	.99[d]	.97[d]	100
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	(.69)	—[e]	13.88	18.55	3,368	1.06[d]	1.15[d]	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	—[e]	12.38	2.85	2,013	1.09[d]	1.07[d]	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	—[e]	12.76	29.85*	1,662	.65*[d]	.45*[d]	67*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Multi-Cap Core Fund	Multi-Cap Core Fund	37

Financial highlights (Continued)

* Not annualized.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
April 30, 2014	0.28%
April 30, 2013	0.48
April 30, 2012	1.48
April 30, 2011	2.26

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

38     Multi-Cap Core Fund

Notes to financial statements 4/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2014 through April 30, 2015.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

Multi-Cap Core Fund     39

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

40     Multi-Cap Core Fund

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,833,250 and the value of securities loaned amounted to $8,468,542. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $291,026 to decrease undistributed net investment income, $1,675 to decrease paid-in-capital and $292,701 to increase accumulated net realized gain.

Multi-Cap Core Fund     41

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,525,592
Unrealized depreciation	(12,617,190)
Net unrealized appreciation	19,908,402
Undistributed ordinary income	229,747
Undistributed short-term gain	707,608
Undistributed long-term gain	584,314
Cost for federal income tax purposes	$434,567,514

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s

42     Multi-Cap Core Fund

average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$181,562
Class B	8,810
Class C	65,467
Class M	3,529
Class R	2,608
Class Y	144,433
Total	$406,409

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,342 under the expense offset arrangements and by $2,086 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $236, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$234,533
Class B	45,718
Class C	338,208
Class M	13,641
Class R	6,784
Total	$638,884

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $159,526 and $1,272 from the sale of class A and class M shares, respectively, and received $1,983 and $795 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Multi-Cap Core Fund     43

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$477,598,652	$107,474,453
U.S. government securities (Long-term)	—	—
Total	$477,598,652	$107,474,453

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/15		Year ended 4/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	9,854,362	$171,462,643	1,193,976	$18,742,343
Shares issued in connection with reinvestment of distributions	94,619	1,677,598	65,951	1,005,715
	9,948,981	173,140,241	1,259,927	19,748,058
Shares repurchased	(1,728,196)	(30,271,672)	(475,072)	(7,374,206)
Net increase	8,220,785	$142,868,569	784,855	$12,373,852

	Year ended 4/30/15		Year ended 4/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	332,189	$5,692,478	112,072	$1,747,054
Shares issued in connection with reinvestment of distributions	3,678	64,154	4,720	71,035
	335,867	5,756,632	116,792	1,818,089
Shares repurchased	(33,226)	(573,354)	(2,743)	(42,036)
Net increase	302,641	$5,183,278	114,049	$1,776,053

	Year ended 4/30/15		Year ended 4/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	4,035,586	$69,402,577	469,260	$7,307,219
Shares issued in connection with reinvestment of distributions	25,566	444,339	16,351	245,752
	4,061,152	69,846,916	485,611	7,552,971
Shares repurchased	(158,729)	(2,758,978)	(11,242)	(172,987)
Net increase	3,902,423	$67,087,938	474,369	$7,379,984

	Year ended 4/30/15		Year ended 4/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	216,849	$3,732,113	6,980	$107,276
Shares issued in connection with reinvestment of distributions	2,100	36,829	758	11,483
	218,949	3,768,942	7,738	118,759
Shares repurchased	(27,797)	(492,919)	(1,262)	(19,193)
Net increase	191,152	$3,276,023	6,476	$99,566

44     Multi-Cap Core Fund

	Year ended 4/30/15		Year ended 4/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	121,274	$2,122,798	11,417	$181,663
Shares issued in connection with reinvestment of distributions	874	15,477	104	1,582
	122,148	2,138,275	11,521	183,245
Shares repurchased	(10,904)	(189,799)	(2)	(27)
Net increase	111,244	$1,948,476	11,519	$183,218

	Year ended 4/30/15		Year ended 4/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,435,382	$184,030,407	537,299	$8,463,737
Shares issued in connection with reinvestment of distributions	75,839	1,347,617	32,566	496,957
	10,511,221	185,378,024	569,865	8,960,694
Shares repurchased	(1,329,076)	(23,520,939)	(64,140)	(997,213)
Net increase	9,182,145	$161,857,085	505,725	$7,963,481

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$1,032,348	$152,302,439	$140,464,263	$6,085	$12,870,524
Totals	$1,032,348	$152,302,439	$140,464,263	$6,085	$12,870,524

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Core Fund     45

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,096,338 as a capital gain dividend with respect to the taxable year ended April 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 96.37% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

46     Multi-Cap Core Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Multi-Cap Core Fund     47

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48     Multi-Cap Core Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Multi-Cap Core Fund     49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

50     Multi-Cap Core Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Core Fund     51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52     Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN115
294686 6/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2015	$30,139	$ —	$3,090	$ —
April 30, 2014	$29,180	$ —	$3,025	$ —

For the fiscal years ended April 30, 2015 and April 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,090 and $3,025 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2015	$ —	$ —	$ —	$ —

April 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015